SCHEDULE DEF14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE DEF14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

|X|   Filed by the registrant

|_|   Filed by a party other than the registrant

|_|   Preliminary proxy statement

|X|   Definitive proxy statement

|_|   Definitive additional materials

|_|   Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

     -----------------------------------------------------------------------

                         Hatteras Income Securites, Inc.
     -----------------------------------------------------------------------

Payment of filing fee (Check the appropriate box):

|X|   No fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)   Title of each class of securities to which transaction applies:
------------------------------------------------------------------------------
(2)   Aggregate number of securities to which transaction applies:
------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
------------------------------------------------------------------------------
(4)   Proposed maximum aggregate value of transaction:
------------------------------------------------------------------------------
(5)   Total fee paid:
------------------------------------------------------------------------------
|_|   Fee paid previously with preliminary materials
------------------------------------------------------------------------------
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
(1)   Amount Previously Paid:
------------------------------------------------------------------------------
(2)   Form, Schedule or Registration Statement No.:
------------------------------------------------------------------------------
(3)   Filing party:
------------------------------------------------------------------------------
(4)   Date filed:
------------------------------------------------------------------------------

[LOGO]                  HATTERAS INCOME SECURITIES, INC.
                ----------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 27, 2000
                ----------------------------------------------

TO THE STOCKHOLDERS OF
 HATTERAS INCOME SECURITIES, INC:
     Notice is hereby given that the Annual Meeting (the "Annual Meeting") of Stockholders of Hatteras Income Securities, Inc. (the "Company") will be held on Thursday, April 27, 2000 at 9:00 a.m. (Eastern time), at One Bank of America Plaza, 33rd Floor, Charlotte, North Carolina 28255, for the following purposes:

     (1) To elect three Directors of the Company;

     (2) To ratify the selection by the Board of Directors of PricewaterhouseCoopers LLP as independent public accountants of the Company for the fiscal year ending December 31, 2000; and

     (3) To transact such other business as may properly come before the Annual Meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.

     The Board of Directors of the Company has fixed the close of business on March 17, 2000 as the record date for the determination of Stockholders entitled to receive notice of and to vote at such Annual Meeting or any adjournment(s) thereof. The enclosed Proxy Statement contains further information regarding the meeting and the proposals to be considered. The enclosed Form of Proxy is intended to permit you to vote even if you do not attend the meeting in person.

     YOUR PROXY IS VERY IMPORTANT TO US. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED FORM OF PROXY TODAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. Signed but unmarked Forms of Proxy will be counted in determining whether a quorum is present and will be voted in favor of the proposals.

                                                  By Order of the Board of
                                                  Directors.




                                                  Robert B. Carroll
                                                  SECRETARY

March 24, 2000

                 YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS
                     OF THE NUMBER OF SHARES THAT YOU OWN.
                    PLEASE MARK, SIGN, DATE AND RETURN YOUR
                          FORM OF PROXY IMMEDIATELY.



     SHARES OF THE COMPANY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY BANK OF AMERICA, N.A. ("BANK OF AMERICA") OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE COMPANY INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

     BANK OF AMERICA AFFILIATES PROVIDE INVESTMENT ADVISORY AND CERTAIN OTHER SERVICES TO THE COMPANY, FOR WHICH THEY ARE COMPENSATED.

                       HATTERAS INCOME SECURITIES, INC.
                           One Bank of America Plaza
                        Charlotte, North Carolina 28255
                                (800) 851-9677
               ------------------------------------------------
                                PROXY STATEMENT

                        Annual Meeting of Stockholders
                                April 27, 2000
                  ------------------------------------------
     This Proxy Statement is being furnished to holders of common stock ("Stockholders") of Hatteras Income Securities, Inc. (the "Company") in connection with the solicitation by the Board of Directors of the Company of proxies to be used at the Annual Meeting of Stockholders (the "Annual Meeting") of the Company to be held on April 27, 2000 at 9:00 a.m. (Eastern time) at One Bank of America Plaza, 33rd Floor, Charlotte, North Carolina 28255, and at any adjournment(s) thereof. Your proxy is being solicited for the purposes set forth in the accompanying Notice of Annual Meeting.

     The Board of Directors has fixed March 17, 2000 (the "Record Date") as the date for the determination of Stockholders entitled to receive notice of and to vote at such Annual Meeting, and, accordingly, only Stockholders of record at the close of business on that date will be entitled to notice of and to vote at such Annual Meeting. As of the Record Date, there were 3,363,512 outstanding shares of common stock of the Company. This Proxy Statement is first being mailed to Stockholders on or about March 24, 2000.

     THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS TO ANY STOCKHOLDER UPON WRITTEN OR ORAL REQUEST MADE TO THE ADDRESS OR TOLL-FREE TELEPHONE NUMBER ABOVE.

     All actions of the Board of Directors of the Company described in the proposals below were unanimously approved by the Board, none of whom are "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Company, Banc of America Advisors, Inc. ("BAAI"), the Company's investment adviser, or Banc of America Capital Management, Inc. ("BACAP") (formerly TradeStreet Investment Associates, Inc.), the Company's investment sub-adviser.


                       PROPOSAL 1: ELECTION OF DIRECTORS

     At the Annual Meeting, the Stockholders of the Company will be asked to vote for the three nominees for Director listed below (the "Nominees"). Voting for the Nominees is not cumulative. Each Director will serve until the next Annual Meeting or until his successor shall be elected and shall qualify. Each Nominee is currently a member of the Board of Directors and has consented to his nomination and to serve if elected. Although the Board of Directors expects that each of the Nominees will be available for election, in the event a vacancy in the slate of Nominees is occasioned by death or other unexpected occurrence, it is intended that shares represented by proxies in the accompanying form will be voted for the election of a substitute Nominee selected by the persons named in the proxy. Directors will be elected by a plurality of the votes cast.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE TO ELECT EACH OF THE NOMINEES.


THE BOARD OF DIRECTORS

     Information regarding each member of the Board of Directors is as follows:

     WILLIAM H. GRIGG, age 67, Chairman Emeritus, Duke Power Co., Charlotte, North Carolina, a public utility, since July 1997. Mr. Grigg was Chairman and Chief Executive Officer of Duke Power Co. from April 1994 to July 1997, Vice Chairman of Duke Power Co. from November 1991 to April 1994, and Executive Vice President -- Customer Group of Duke Power Co. from April 1988 to November 1991. He has been a Director of the Company since March 1980. Mr. Grigg is also a Director of Duke Power Co., Coltec Industries, Nations Government Income Term Trust 2003, Inc., Nations Government Income Term Trust 2004, Inc., Nations Balanced Target Maturity Fund, Inc., Nations Fund, Inc. and Nations LifeGoal Funds, Inc. Mr.Grigg is a Trustee of Nations Reserves, Nations Fund Trust, Nations Annuity Trust, Nations Master Investment Trust and Nations Funds Trust.


     THOMAS F. KELLER, age 68, R. J. Reynolds Industries Professor of Business Administration and Former Dean of Fuqua School of Business, Duke University, Durham, North Carolina, since 1974. He has been a Director of the Company since March 1985. Mr. Keller is also a Director of LADD Furniture, Inc., Wendy's International, Inc., American Business Products, Inc., Dimon, Inc. and Biogen, Inc. Mr. Keller is a Trustee of Nations Reserves, Nations Fund Trust, Nations Annuity Trust, Nations Master Investment Trust, Nations Funds Trust, The Mentor Funds, Mentor Institutional Trust and Cash Resource Trust. Mr. Keller is also a Director of Nations Government Income Term Trust 2003, Inc., Nations Government Income Term Trust 2004, Inc., Nations Balanced Target Maturity Fund, Inc., Nations Fund, Inc. and Nations LifeGoal Funds, Inc.

     A. MAX WALKER, age 77, independent Financial Consultant since May 1987. From April 1982 through May 1987, Mr. Walker was Vice President of Merrill Lynch, Pierce, Fenner & Smith, Inc. He has been a Director of the Company since the Company was organized in February 1973. Mr. Walker serves as a Director of Cerulean Companies, Inc. Mr. Walker is Chairman of the Board of Nations Government Income Term Trust 2003, Inc., Nations Government Income Term Trust 2004, Inc. Nations Balanced Target Maturity Fund, Inc., Nations Reserves, Nations Fund Trust, Nations Fund, Inc., Nations Annuity Trust, Nations LifeGoal Funds, Inc., Nations Master Investment Trust and Nations Funds Trust.

     None of the Nominees owns, either directly or indirectly, more than 1% of the capital stock of the Company. No Nominee has been, during the past five years, an officer, employee, director, general partner or shareholder, of BAAI, or BACAP or owned any securities or had any other material direct or indirect interest in BAAI or any of its affiliates. None of the Nominees has had, since the beginning of the current fiscal year, a material direct or indirect interest in any material transactions or proposed material transactions to which BAAI, BACAP or any affiliate thereof was or is to be a party, other than a transaction involving an investment company in the Company's "Fund Complex", as that term is defined under Rule 14a-101 of the Securities Exchange Act of 1934, as amended (the "1934 Act"). No Nominee is a party adverse, or has a material interest adverse, to the Company or any affiliates thereof in connection with any material pending legal proceedings. Since the beginning of the current fiscal year, none of the Nominees has engaged in any transactions to which the Company was a party or been indebted to the Company. Some of the Nominees and their affiliates have been customers of Bank of America, an affiliate of BAAI. All extensions of credit to such persons have been made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing in comparable transactions with others, and did not involve more than the normal risk of collectability or present other unfavorable features. Based solely on its review of copies of Forms 3 and 4 and amendments thereto and Forms 5 received by it, or written representations from certain reporting persons that no such Forms were required from such persons, the Company believes that, during the fiscal year ended December 31, 1999, it complied with all filing requirements applicable to its officers, directors and, if any, greater-than-ten-percent beneficial owners.


  COMMITTEES OF DIRECTORS

     The Board of Directors meets regularly once each quarter at an in-person meeting and may have special meetings. The Board held four regular meetings during the fiscal year ended December 31, 1999. In addition, the Board has an Audit Committee and a Nominating Committee. Both Committees are composed of all three incumbent members of the Board of Directors. The function of the Audit Committee is to (i) nominate the independent public accountants to be engaged by the Company, subject to the approval of the Board of Directors and ratification by the Stockholders, and (ii) review with the independent public accountants the proposed scope of the annual audit, the results of their examination, the financial statements and their opinion thereon. Thomas F. Keller is Chairman of the Audit Committee. The Audit Committee met three times during the year ended December 31, 1999. The function of the Nominating Committee is to review information assembled for the purpose of selecting candidates for nomination to membership on the Board and to recommend nominees for election as directors. The Nominating Committee will consider nominees recommended by Stockholders, in writing, that are submitted to the Secretary of the Company. William H. Grigg is Chairman of the Nominating Committee. The Nominating Committee did not hold a meeting during the fiscal year ended December 31, 1999. The Board has no standing compensation committee or committee performing a similar function. In 1999, each Director attended at least 75% of the regular meetings of the Board and, as appropriate, meetings of the committees of the Board.


EXECUTIVE OFFICERS AND SIGNIFICANT EMPLOYEES

     The Executive Officers and Significant Employees of the Company and their principal occupations for at least the last five years and their other affiliations are set forth below.


ROBERT H. GORDON,           President, the Company and Nations Balanced Target Maturity Fund,
President                   Inc., Nations Government Income Term Trust 2003, Inc. and Nations
                            Government Income Term Trust 2004 since March 1998. President and Director, BAAI since February 1998; Co-Chairman of the Board,
                            BACAP since January 2000; Senior Vice President, BAAI 1995-
                            February 1998; Senior Vice President, Bank of America since 1993.
EDWARD D. BEDARD,           Chief Financial Officer, the Company and Nations Balanced Target
Chief Financial Officer     Maturity Fund, Inc., Nations Government Income Term Trust 2003,
                            Inc. and Nations Government Income Term Trust 2004, Inc. since
                            1997; Director of BAAI since 1997; Senior Vice President, Chief Oper-
                            ating Officer, BAAI since 1996; Chief Administrative Officer and Trea-
                            surer, BACAP since January 2000; Corporate Vice President, New York
                            Life Insurance 1992-1996.

ROBERT B. CARROLL,    Secretary, the Company and Nations Balanced Target Maturity Fund,
Secretary             Inc., Nations Government Income Term Trust 2003, Inc. and Nations
                      Government Income Term Trust 2004 since 1997; Associate General
                      Counsel, Bank of America Corporation since 1999; Assistant General
                      Counsel, Bank of America Corporation 1996-1999; Vice President, SEI
                      Corporation 1994-1996; Senior Special Counsel, Securities and
                      Exchange Commission, Division of Investment Management 1992-
                      1994.
GERALD MURPHY,        Treasurer, the Company, Nations Government Income Term Trust
Treasurer             2003, Inc., Nations Government Income Term Trust 2004 and Nations
                      Balanced Target Maturity Fund, Inc. since 1999; Senior Vice Presi-
                      dent, BAAI since 1998; Vice President, Citibank 1997-December 1998;
                      Director of Financial Administration, Playfair & Associates; LLC 1995-
                      1997; Senior Vice President, Weiss, Peek & Greer 1990-1995.

COMPENSATION OF MANAGEMENT

     The following table shows compensation paid by the Company and the Fund Complex to the Directors of the Company for the fiscal year ended December 31, 1999. Officers of the Company are employed by the Company's investment adviser or sub-adviser and receive no compensation or reimbursements from the Company.


                               COMPENSATION TABLE



  NAME OF PERSON,      AGGREGATE COMPENSATION       TOTAL COMPENSATION FROM COMPANY
      POSITION              FROM COMPANY1         AND FUND COMPLEX PAID TO DIRECTORS2
-------------------   ------------------------   ------------------------------------
  William H. Grigg
  Director                     $ 7,000                         $100,7663
  Thomas F. Keller
  Director                     $ 7,000                         $104,0814
  A. Max Walker
  Chairman                     $11,000                         $ 123,125

----------
1 The Company pays the Chairman of the Board $11,000 per year and each Director
  $7,000 per year and reimburses each for travel and other out-of-pocket disbursements incurred in connection with attending meetings.
2 The Fund Complex consists of 10 registered investment companies in addition to the Company.
3 Includes $79,501 deferred compensation.
4 Includes $82,616 deferred compensation.

RETIREMENT PLAN

     Under the terms of the Nations Fund Retirement Plan for Eligible Directors (the "Retirement Plan"), each Director may be entitled to certain benefits upon retirement from the Board of Directors of one or more of the open-end investment companies (the "Funds") in the Company's Fund Complex. Pursuant to the Retirement Plan, the normal retirement date is the date on which an eligible director has attained age 65 and has completed at least five years of continuous service with one or more of the Funds. If a Director retires before reaching age 65, no benefits are payable. Each eligible director is entitled to receive an annual benefit from the Funds equal to 5% of the aggregate directors' fees payable by the Funds during the calendar year in which such director's retirement occurs multiplied by the number of years of service (not in excess of ten years of service) completed with respect to any of the Funds. Such benefit is payable to each eligible director in quarterly installments for a period of no more than five years. If an eligible director dies after attaining age 65, such director's surviving spouse (if any) will be entitled to receive 50% of the benefits that would have been paid (or would have continued to have been paid) to the director if he had not died. The Retirement Plan is unfunded. The benefits owed to each director are unsecured and subject to the general creditors of the Funds. Each Director of the Company is a participant in the Retirement Plan. Messrs. Grigg, Keller and Walker have 9, 8, and 14 years of credited service, respectively, with the Funds.


                   ESTIMATED ANNUAL RETIREMENT BENEFITS TABLE



                    YEARS OF SERVICE
                 ----------------------
 REMUNERATION        5           10
--------------   ---------   ----------
$  25,000         $ 6,250     $12,500
  50,000           12,500      25,000
  75,000           18,750      37,500
  100,000          25,000      50,000

                    PROPOSAL 2: RATIFICATION OF SELECTION OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors, upon recommendation of its Audit Committee, has selected PricewaterhouseCoopers LLP ("PricewaterhouseCoopers"), which has served as independent public accountants of the Company since 1994, as independent public accountants of the Company to examine the financial statements of the Company for its fiscal year ending December 31, 2000, and to report thereon to the Board and the Stockholders. If more shares of the Company's capital stock represented at the meeting are voted against ratification of the selection of PricewaterhouseCoopers than for ratification, the selection of auditors may be reconsidered by the Audit Committee and the Board of Directors. To the best knowledge of management, the firm of PricewaterhouseCoopers has no direct or material indirect financial interest in the Company. PricewaterhouseCoopers acts as the independent public accountants for the other investment companies in the Company's Fund Complex. PricewaterhouseCoopers also acts as the independent public accountants for affiliates of BAAI, including Bank of America, N.A. and Bank of America Corporation. If the Company receives, at least five business days before the Annual Meeting, any written request from one or more Stockholders to have representatives of PricewaterhouseCoopers present at the Annual Meeting to respond to appropriate questions from Stockholders, the Company will arrange to have such representatives present and provide them with an opportunity to make a statement if they so desire.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS.

                            ADDITIONAL INFORMATION

PROCEDURAL MATTERS

     Each Stockholder of the Company will be entitled to one non-cumulative vote for each share and a fractional non-cumulative vote for each fractional share. As of the Record Date, there were 3,363,512 outstanding shares of the Company. Shareholders holding a majority of the aggregate outstanding shares of the Company at the close of business on the Record Date will constitute a quorum for the approval of each of the proposals described in the accompanying Notice of Annual Meeting and in this Proxy Statement. The two proposals described above have differing thresholds for Stockholder approval. With respect to the proposal relating to the election of Directors, the Directors will be elected by a plurality of the voters cast. The proposal to ratify the selection of PricewaterhouseCoopers as independent public accountants of the Company will be approved if more votes are cast in favor of the proposal than against. Stockholders are not entitled to rights of appraisal or similar rights of dissenters with respect to any matter to be acted upon at the Annual Meeting.

     Any form of proxy which is properly executed and received in time to be voted at the Annual Meeting will be counted in determining whether a quorum is present and will be voted in accordance with the instructions marked thereon. In the absence of instructions, any such form of proxy will be voted in favor of (i) approving the removal of the fundamental investment restriction prohibiting the Company from purchasing securities of other investment companies; (ii) electing as Directors of the Company the three Nominees named in the Proxy Statement for the terms indicated; and (iii) ratifying the selection of PricewaterhouseCoopers as independent public accountants of the Company for the fiscal year ending December 31, 2000. Abstentions and "broker non-votes" (I.E., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares as to a particular matter with respect to which the brokers or nominees do not have discretionary power to vote) will be counted solely for purposes of determining whether a quorum is present and otherwise will not be counted for or against any proxy to which they relate. Abstentions and broker non-votes will have no effect, either for or against, on any of the proposals.

     If, by the time scheduled for the Annual Meeting, a quorum is not present, or if a quorum is present but sufficient votes in favor of any of the proposals are not received, the persons named as proxies may move for one or more adjournments of the Annual Meeting to permit further solicitation of proxies with respect to any of the proposals. Any such adjournment(s) will require that more shares present in person or by proxy at the session of the Annual Meeting to be adjourned be voted in favor of adjournment than against. The persons named as proxies will vote in favor of such adjournment(s) those shares which they are entitled to vote which have voted in favor of such proposals. They will vote against any such adjournment(s) those proxies required to be voted against such proposals.

     The duly appointed proxies may, in their discretion, vote upon such other matters as may come before the Annual Meeting or any adjournment(s) thereof, including any proposal to adjourn a meeting at which a quorum is present to permit the continued solicitation of proxies in favor of the proposals. A Stockholder of the Company may revoke his or her proxy at any time prior to its exercise by delivering written notice of revocation or by executing and delivering a later-dated form of proxy to the Secretary of the Company, at the address set forth on the cover page of this Proxy Statement, or by attending the Annual Meeting in person to vote the shares held by such Stockholder.

     Signed but unmarked forms of proxy will be counted in determining whether a quorum is present and will be voted IN FAVOR of each of the proposals.

SOLICITATION OF PROXIES AND PAYMENT OF EXPENSES

     The cost of soliciting proxies for the Annual Meeting, consisting principally of expenses incurred in preparing, printing and mailing proxy materials, together with the costs of any supplementary solicitation and proxy soliciting services provided by third parties, will be borne by the Company. In following up the original solicitation of the proxies by mail, the Company may request brokers and others to send forms of proxy and proxy materials to the beneficial owners of the stock and may reimburse them for their reasonable expenses in so doing. Proxies will be solicited in the initial, and any supplemental, solicitation by mail and may be solicited in person, by telephone, telegraph, telefacsimile, or other electronic means by officers of the Company and personnel of BAAI. Compensation for such services will be paid by the Company or BAAI, except that officers or employees of the Company will not be compensated for performing such services.


SUBSTANTIAL SHAREHOLDERS

     As of the close of business on the Record Date, there were no persons known to the Company to be beneficial owners of 5% or more of the outstanding shares of the Company.


ADDITIONAL INFORMATION

     The Company, with principal executive offices located at One Bank of America Plaza, Charlotte, North Carolina 28255, is subject to the informational requirements of the 1934 Act and the 1940 Act, and in accordance therewith files reports, proxy materials and other information with the SEC. Such reports, proxy materials and other information may be inspected and copied at the public reference facilities of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such materials can be obtained from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates.

     BAAI and BACAP, both located at One Bank of America Plaza, Charlotte, North Carolina 28255, are the investment adviser and the investment sub-adviser, respectively, of the Company.


FUTURE SHAREHOLDER PROPOSALS

     In the event any Stockholder wishes to present a proposal to Stockholders of the Company for inclusion in the Proxy Statement and form of proxy relating to the Annual Meeting of Stockholders to be held in the year 2001, such proposal must be received by the Company on or before November 17, 2000.


OTHER MATTERS

     The Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting. However, if other matters are properly presented to the Annual Meeting, it is the intention of the proxy holders named in the accompanying form of proxy to vote the proxies in accordance with their best judgment.

                                                                      APPENDIX 1


                                   PROXY CARD
                        HATTERAS INCOME SECURITIES, INC.

                                     * * *


                         Annual Meeting of Stockholders
                                 April 27, 2000

     The undersigned hereby appoints Robert B. Carroll (the "Proxy") attorney and proxy of the undersigned, to attend, vote and act for the undersigned at the Annual Meeting of Stockholders of Hatteras Income Securities, Inc. (the "Company") to be held at One Bank of America Plaza, 33rd Floor, Charlotte, North Carolina 28255, at 9:00 a.m. (Eastern time) on Thursday, April 27, 2000, and at any adjournment(s) thereof. The Proxy shall cast votes according to the number of shares of the Company which the undersigned may be entitled to vote with respect to the proposals set forth on the reverse side of this proxy card, in accordance with the specification indicated, if any, and shall have all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorney and Proxy, may lawfully do by virtue hereof or thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS OF THE COMPANY AND THE PROXY STATEMENT, DATED MARCH 24, 2000.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS ON BEHALF OF THE COMPANY. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, IN THE ENCLOSED POSTAGE PAID ENVELOPE.

THIS PROXY WILL BE VOTED AS SPECIFIED HEREON WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                              PLEASE MARK  [ X ]
                                                                                                              YOUR VOTES AS
                                                                                                              INDICATED IN
                                                                                                              THIS EXAMPLE



(1) ELECTION OF DIRECTOR


        FOR             WITHHOLD                        Nominees: William H. Grigg, Thomas F. Keller and A. Max Walker
   all nominees        AUTHORITY
    as stated      except as marked                     (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list hereon).

     [   ]               [   ]


(2) Proposal to ratify the selection of PricewaterhouseCoopers LLP as the           In his discretion, the named Proxy is
    independent public accountants of the Company.                               authorized to vote upon any other business that
                                                                                 may properly come before the meeting, including
                                                                                 matters incident to the conduct of the meeting, or
         FOR       AGAINST        ABSTAIN                                        any adjournment(s) thereof, including any
        [   ]       [   ]          [   ]                                         adjournment(s) necessary to obtain requisite
                                                                                 quorums and/or approvals.



                                                                                     _________________________________________,2000
                                                                                            (Please Date)
                                                                                     ______________________________________________

                                                                                     ______________________________________________

                                                                                     Please sign below exactly as your name(s)
                                                                                     appear(s) hereon. Corporate proxies should be
                                                                                     signed in full corporate name by an authorized
                                                                                     officer. Each joint owner should sign
                                                                                     personally. Fiduciaries should give full titles
                                                                                     as such.
------------------------------------------------------------------------------------------------------------------------------------
                                                  FOLD AND DETACH HERE
